UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): May 2, 2011 (April 28, 2011)
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NATIONAL FINANCIAL PARTNERS CORP.
(Exact name of registrant as specified in its charter)
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Delaware	001-31781	13-4029115
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

340 Madison Avenue, 20th Floor New York, New York		10173
(Address of principal executive offices)		(Zip Code)

(212) 301-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 28, 2011, National Financial Partners Corp. (the “Company”) entered into the First Amendment (the “First Amendment”) to its Credit Agreement, dated as of July 8, 2010, among the Company, the lenders party thereto and Bank of America, N.A., as administrative agent (as amended, the “Credit Agreement”).  Capitalized terms used and not defined in this Current Report on Form 8-K have the meanings set forth in the Credit Agreement.

Among other things, the First Amendment amends the Credit Agreement’s restricted payments covenant to allow the Company to repurchase up to an aggregate of $50.0 million of its capital stock during any four consecutive fiscal quarters (the “Stock Repurchases”), so long as: (A) both before and after any repurchase, no default or event of default shall have occurred and be continuing, (B) both before and after any repurchase, on a pro forma basis, the leverage ratio for the most recently completed period of four consecutive fiscal quarters does not exceed 2.25 to 1.0 and (C) after any repurchase, Minimum Liquidity shall not be less than $50.0 million.  In addition, the First Amendment (i) amends the definition of fixed charges to exclude Stock Repurchases and (ii) lowers the allowable fixed charge coverage ratio to 1.5 to 1.0 from 2.0 to 1.0.

The administrative agent for the Credit Agreement, the lenders thereunder and certain affiliates provide, and may in the future provide, certain commercial banking, financial advisory, trustee and investment banking services to the Company and its affiliates, for which they receive customary fees.

The foregoing description of the First Amendment is not complete and is qualified in its entirety by reference to the full text of the First Amendment, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 2.02	Results of Operations and Financial Condition.

The Company’s issuance of (i) a press release containing financial information for the Company for the quarterly period ended March 31, 2011 and (ii) the Quarterly Financial Supplement for the period ended March 31, 2011, referenced in Item 7.01 below, is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On May 2, 2011, the Company issued (i) a press release containing financial information for the Company for the quarterly period ended March 31, 2011, a copy of which is attached hereto as Exhibit 99.1 and (ii) the Quarterly Financial Supplement for the period ended March 31, 2011, a copy of which is attached hereto as Exhibit 99.2.

The Company also announced the approval by the Company’s Board of Directors of the repurchase of up to $50.0 million of the Company’s common stock on the open market, at times and in such amounts as management may deem appropriate.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	First Amendment to Credit Agreement, dated as of April 28, 2011, among National Financial Partners Corp., the lenders party thereto and Bank of America, N.A., as administrative agent
99.1	Press Release, dated May 2, 2011, of National Financial Partners Corp.
99.2	Quarterly Financial Supplement for the period ended March 31, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Financial Partners Corp. Date: May 2, 2011

By:	/s/ Donna J. Blank

Name:	Donna J. Blank
Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX
Exhibit Number	Description
10.1	First Amendment to Credit Agreement, dated as of April 28, 2011, among National Financial Partners Corp., the lenders party thereto and Bank of America, N.A., as administrative agent
99.1	Press Release, dated May 2, 2011, of National Financial Partners Corp.
99.2	Quarterly Financial Supplement for the period ended March 31, 2011